Exhibit 99.1

Offshore Group Investment Limited

(A Development Stage Limited Company)

Financial Statements for the Period from

July 30, 2007 (Date of Incorporation) to
December 31, 2007 and

Report of Independent Registered Public
Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Director and Stockholder

Offshore Group Investment Limited

We have audited the accompanying balance sheet of Offshore Group Investment Limited (the “Company,” a development stage limited company and a wholly-owned subsidiary of F3 Capital ) as of December 31, 2007, and the related statements of operations, changes in stockholder’s equity, and cash flows for the period from July 30, 2007 (date of incorporation) to December 31, 2007.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards generally accepted in the Republic of China and the standards of the Public Company Accounting Oversight Board (United States).  Those rules and standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for purposes of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Offshore Group Investment Limited as of December 31, 2007, and the results of its operations and its cash flows for the period from July 30, 2007 (date of incorporation) to December 31, 2007, in conformity with accounting principles generally accepted in the Republic of China. (ROC GAAP)

Accounting principles generally accepted in the Republic of China vary in certain significant respects from accounting principles generally accepted in the United States of America. As of December 31, 2007 and for the period from July 30, 2007 (date of incorporation) to December 31, 2007, there were no significant differences between total stockholders’ equity and net loss as well as cash flows as reported under ROC GAAP by the Company and generally accepted accounting principles in the United States of America.

As discussed in Notes 1, 7 and 8 to the financial statements, the Company has significant purchasing contracts to construct four jack-up rigs amounting to $537,485,000 as of December 31, 2007.  Financial support to finance the construction of such rigs is being provided by F3 Capital, Bluesky Offshore Group Corp and Vantage Drilling Company, after its acquisition of the Company.

Deloitte & Touche

Taipei, Taiwan

The Republic of China

July 25, 2008

OFFSHORE GROUP INVESTMENT LIMITED

(A Development Stage Limited Company)

BALANCE SHEET

DECEMBER 31, 2007

(In U.S. Dollars)

ASSETS

EQUIPMENT UNDER CONSTRUCTION (Notes 2, 3 and 7)
Construction in progress	$189,913,620

TOTAL	$189,913,620

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Other payables	$8,290

Total current liabilities	8,290

COMMITMENTS AND CONTINGENCIES (Note 7)

STOCKHOLDER’S EQUITY
Common stock (Note 4)	50,000
Additional paid-in capital (Note 6)	189,865,763
Deficit accumulated during the development stage	(10,433)

Total stockholder’s equity	189,905,330

TOTAL	$189,913,620

The accompanying notes are an integral part of the financial statements.

OFFSHORE GROUP INVESTMENT LIMITED

(A Development Stage Limited Company)

STATEMENT OF OPERATIONS

PERIOD FROM JULY 30, 2007 (DATE OF INCORPORATION) TO DECEMBER 31, 2007

(In U.S. Dollars)

OPERATING REVENUE	$—

OPERATING COST	—

GROSS PROFIT	—

OPERATING EXPENSES	10,433

OPERATING LOSS	(10,433)

NONOPERATING INCOME AND GAINS	—

NONOPERATING EXPENSES AND LOSSES	—

NET LOSS	$(10,433)

The accompanying notes are an integral part of the financial statements.

OFFSHORE GROUP INVESTMENT LIMITED

(A Development Stage Limited Company)

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY

PERIOD FROM JULY 30, 2007 (DATE OF INCORPORATION) TO DECEMBER 31, 2007

(In U.S. Dollars)

	Common Stock	Additional Paid-in Capital	Deficit Accumulated During the Development Stage	Total

BALANCE, JULY 30, 2007	$—	$—	$—	$—

Issuance of 50,000 shares - July 30, 2007	50,000	—	—	50,000

Capital contribution (Note 6)	—	189,865,763	—	189,865,763

Net loss in 2007	—	—	(10,433)	(10,433)

BALANCE, DECEMBER 31, 2007	$50,000	$189,865,763	$(10,433)	$189,905,330

The accompanying notes are an integral part of the financial statements.

OFFSHORE GROUP INVESTMENT LIMITED

(A Development Stage Limited Company)

STATEMENT OF CASH FLOWS

PERIOD FROM JULY 30, 2007 (DATE OF INCORPORATION) TO DECEMBER 31, 2007

(In U.S. Dollars)

SUPPLEMENTAL SCHEDULE OF NONCASH OPERATING, INVESTING AND FINANCING ACTIVITIES

The accompanying financial statements have been prepared to present the Company’s financial position and results of operations as a stand-alone basis.  The capital transactions and expenditures were paid on behalf of the Company by the related parties and the Company maintains no bank accounts; therefore, there have been no operating, investing and financing cash flow activities during the period.  Please refer to note 6 for further discussion. The following table presents the information for noncash operating, investing and financing activities during the period.

Operating expenses	$(10,433)
Capital expenditures for construction in progress	(189,913,620)
Increase in other payable	8,290
Issuance of common stock	50,000

Conversion of related party transactions deemed as capital contribution	$(189,865,763)

The accompanying notes are an integral part of the financial statements.

OFFSHORE GROUP INVESTMENT LIMITED

(A Development Stage Limited Company)

NOTES TO FINANCIAL STATEMENTS

PERIOD FROM JULY 30, 2007 (DATE OF INCORPORATION) TO DECEMBER 31, 2007

(In U.S. Dollars)

1.       ORGANIZATION AND OPERATIONS

Offshore Group Investment Limited (the “Company”) was incorporated in Cayman Islands in July 2007.  As of December 31, 2007, F3 Capital (a Cayman Islands company) owned 100% of the outstanding shares of the Company’s common stock.  F3 Capital sole business is acting as the parent holding company of the Company and is wholly-owned by Mr. Hsin-Chi Su.

As of December 31, 2007, the Company had 50,000 common shares authorized, issued and outstanding at $1 par value.  The principal business activities of the Company will be to operate a drilling rig and make investments in oil exploration industry.

The Company’s finances, and obligations and guarantees are being supported by F3 Capital, Bluesky Offshore Group Corp and Vantage Drilling Company (“Vantage Drilling”), after its acquisition of the Company.

2.       SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the Republic of China (“ROC”).  The preparation of financial statements in conformity with such principles requires management to make reasonable assumptions and estimates of matters that are inherently uncertain. The actual results may differ from management’s estimates. Significant accounting policies are summarized as follows:

Development Stage Company

As of December 31, 2007, The Company is devoting substantially all of its present efforts to the construction of four jack-up rigs and establishing its business. Its planned principal operations have not commenced. Accordingly, the Company is a development stage company as defined in accounting principles generally accepted in the United States of America (U.S. GAAP), Statement of Financial Accounting Standards (“SFAS”) No. 7 “Accounting and Reporting by Development Stage Enterprises.”  The Company may encounter problems, delays and expenses, many of which may be beyond The Company’s control. These may include, but are not limited to, constructing the jack-up rigs, the competitive and regulatory environment in which the Company will operate, and costs and expenses that may exceed current estimates. There can be no assurance that substantial delays in any of the foregoing matters would not delay the Company’s achievement of profitable operations.

Current and Noncurrent Assets and Liabilities

Current assets include assets to be realized, sold or consumed within one year from the balance sheet date.  All other assets such as equipment under construction and other assets are classified as noncurrent.  Current liabilities are obligations incurred for trading purposes or to be settled within one year from the balance sheet date.  All other liabilities are classified as noncurrent.

Equipment under Construction

New jack-up rigs classified under construction in progress include and will include progress payments and costs for the constructing, fabricating, equipping, outfitting, installing, testing, launching and delivering the rigs.

Costs incurred for rig construction are accumulated in construction in progress, with no depreciation recorded on the additions, until the month the rig is completed and is placed in service.  The Company intends to depreciate the jack-up rigs over 7 years as assets are place in service. Service is currently anticipated to commence in middle 2009.

Income Tax

The Company, as a Cayman Islands company, is exempt from Cayman Islands income taxes and is not otherwise taxable, and consequently, no income tax provision has been made in the accompanying financial statements

3.       EQUIPMENT UNDER CONSTRUCTION

As of December 31, 2007, the Company has entered into contracts with PPL Shipyard Pte Ltd. (“PPL”) to construct the four jack-up rigs. The budgeted expenditures for the construction of the rigs are $726,900,000.

Construction in Progress
Period Ended December 31, 2007

Balance, beginning of period	$—
Additions	189,913,620

Balance, end of period	$189,913,620

Construction in progress as of December 31, 2007 consisted of $189,415,000 of milestone payments to PPL for construction of the four new jack-up rigs to PPL, and other capital expenditures aggregating $498,620 related to these projects.

4.       COMMON STOCK

As of December 31, 2007, the Company’s authorized, issued and outstanding common stock amounted to $50,000, divided into 50,000 shares at US$1 par value.

5.       DISCLOSURE FOR FINANCIAL INSTRUMENTS

a.     Fair values of financial instruments

	2007
	Carrying Value	Fair Value

Liabilities
Other payables	$8,290	$8,290

b.    Methods and assumptions used to estimate the fair values of financial instruments were as follows:

The fair value of short-term financial instruments was determined by the carrying amount on the balance sheet.  Since the maturity date of such short-term financial instruments was near the balance sheet date, the carrying values of these short-term financial instruments were a reasonable basis for establishing the fair value.

c.     Financial risk

1)    Market risk

As of and for the period ended December 31, 2007, the Company held no investments in financial instruments, therefore, the Company is not subject to market risk.

2)    Credit risk

Credit risk represents the potential loss that would be incurred by the Company if the counter-parties or third-parties breached contracts. Financial instruments with positive values at the balance sheet date are evaluated for credit risk.  The counter-parties or third-parties to the foregoing financial instruments are reputable business organizations.  Management believes its exposure to default by those parties is low.

3)    Liquidity risk

Prior to the acquisition, F3 Capital, the parent company of the Company and Bluesky Offshore Group Corp agreed to provide continued financial support for the Company.  See Note 8 for discussion of financial support after acquisition.  The Company believes that it can meet its cash needs in order to settle its financial liabilities.

4)    Cash flow interest rate risk

The Company had no short-term or long-term loans from third parties.  Therefore, cash flows are not expected to fluctuate significantly due to change in market interest rates.

6.       RELATED-PARTY TRANSACTIONS

Names and relationship of related parties were as follows:

Related Party	Relationship with the Company

F3 Capital	Parent company before the acquisition on June 12, 2008
Vantage Drilling Company	Parent company after the acquisition on June 12, 2008
Bluesky LNG Corporation	The chairman of the company is the same with F3 Capital.
Bluesky Offshore Group Corp	The chairman of the company is the same with F3 Capital.
TMT Co., Ltd.	The chairman of the company is the same with F3 Capital.
Mandarin Drilling Corporation	The chairman of the company is the same with F3 Capital.
Vantage Energy Services Inc.	The same parent company after the acquisition on June 12, 2008

Significant transactions with related parties were as follows:

Other Receivables- Related Party

December 31, 2007

Vantage Energy Service Inc.	$307,192

The aforementioned amount represents expenditures made by the Company’s related party on behalf of Vantage Energy Service Inc. (“Vantage Energy”) for the supervision services for rig construction.  The amount is not collectible by the Company from Vantage Energy upon signing the share purchase agreement in August 2007 as discussed in note 8; therefore, such amount has been netted with “other payable to related party” at the time of the conversion of related party loans to equity.

Other Payables- Related Party

December 31, 2007

Bluesky Offshore Group Corp	$190,106,370
Bluesky LNG Corporation	58,802
F3 Capital	5,466
TMT Co., Ltd.	2,317

190,172,955
Less: other receivables-related party	(307,192)

Conversion of related party transactions deemed as capital contribution	$189,865,763

The aforementioned amounts were paid by related parties on behalf of the Company for construction expenditures and operating expenses.  Upon signing the share purchase agreement in August 2007 as discussed in note 8, the Company and the acquiror, Vantage Drilling, had no obligation to repay such amounts to these related parties; therefore, the net effect of the related party transactions was deemed as a capital contribution.

Other

TMT Co., Ltd. guaranteed to indemnify all losses, damages, costs and expenses in the event that the Company fails to do so until the expiration of the contracts and full performance of the Company’s obligations and responsibilities under the construction contracts of rigs.

7.       COMMITMENTS AND CONTINGENCIES

As of December 31, 2007, the Company had purchasing contracts to construct four jack-up rigs amounting to $537,485,000.  The contracts include payments based on the successful completion of defined milestones as follows:

Contract Payments	A	B	C	D
Down payment to be paid before or within a specific period of the date contract signed	10%	10%	10%	10%
Scheduled payments upon completion of specific milestones defined in the contract	70%	80%	80%	80%
Final payment on delivery	20%	10%	10%	10%

The Company may request changes in writing by altering, adding to or deducting from the work to be performed by PPL. PPL may also propose in writing to the Company any change to the Contracts in PPL’s opinion that will improve the quality, efficiency, functionality, and design of the rigs, or accelerate the delivery dates but the Company has the option to approve or reject the proposals from PPL.

Construction on all four rigs had begun during 2007 and, according to the contracts, must be completed by December 31, 2009.  Further according to the contracts, during construction, the Company and PPL agreed to protect, indemnify each other and to hold the other party harmless against any claims, liabilities, damages, injuries arising by itself.  Until delivery and acceptance of the rigs, PPL shall indemnify and hold harmless the Company from any liabilities, claims, and fines required by public authorities with the removal of wrecks, pollution from the rigs or any devices provided by PPL.  The Company and PPL also clarified the definition and terms of default in the contracts.  In the event of default by the Company, the contract would be terminated with the provisions that all the payments made by the Company on account of the contract would not be refunded, and the parties shall have no other obligation or liability to each other.

8.       SUBSEQUENT EVENT

On March 24, 2008, the Company signed a purchase agreement with Mandarin Drilling Corporation (“Mandarin”) to purchase an ultra-deepwater drillship at $676,000,000.  The purchase price is subject to adjustments and the payment, at the Company’s option, will either be made in cash and/or by the assumption of financing that Mandarin put in place for the commitment to Daewoo Shipbuilding & Marine Engineering Co., Ltd. (“DSME”), the subcontractor of Mandarin to construct the drillship. The expected delivery time of the drillship is November 10, 2010.  Furthermore, Mandarin also granted the Company an option to purchase a second ultra-deepwater drillship at $695,000,000.  The option begins on March 24, 2008 and expires on November 30, 2008.  If the Company fails to exercise the option on or before November 30, 2008, the Company or Vantage Drilling, as the case may be, will pay Mandarin the amount of $10,000,000.

On August 30, 2007 (as amended December 3, 2007), the Company entered into a Share Purchase Agreement pursuant to which Vantage Energy and the Company have agreed to be acquired by Vantage Drilling.  On June 12, 2008, Vantage Drilling acquired all of the outstanding shares of the Company from F3 Capital for $331,000,000 consisting of the following:

a.     an aggregate of $275,000,000 Vantage Drilling Units (33,333,333 units), with each Unit consisting of one ordinary share and 0.75 warrants to purchase one ordinary share at an exercise price of $6.00 per share (such warrants are exercisable into an aggregate of 25,000,000 ordinary shares); and

b.    a promissory note in the amount of $56,000,000.

As part of the acquisition, Vantage Drilling will assume all obligations owed under the construction contracts and delivery of the four jack-up drilling rigs.

The purpose of the acquisition is to expand the market in which the jack-up rigs will operate, and leverage the expertise and contacts of Vantage Drilling.

9.       ADDITIONAL DISCLOSURES REQUIRED BY U.S. GAAP

Recent Accounting Pronouncements

In September 2006, the FASB issued U.S. SFAS No. 157, “Fair Value Measurements” (U.S. SFAS No. 157), which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.  U.S. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information.  This statement is effective for the Company beginning January 1, 2008.  In November 2007, the FASB provided a one year deferral for the implementation of U.S. SFAS No. 157 for other nonfinancial assets and liabilities.  The Company believes that the adoption of U.S. SFAS No. 157 has no material impact on its results of operations and financial position.

In February 2007, the FASB issued U.S. SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (U.S. SFAS No. 159).  U.S. SFAS No. 159 allows the Company to elect to measure certain financial assets and liabilities at fair value through earnings.  This statement is effective for the Company beginning January 1, 2008.  The Company believes that the adoption of U.S. SFAS No. 159 has no material impact on its results of operations and financial position.

In December 2007, the FASB issued U.S. SFAS No. 141R, “Business Combination” (U.S. SFAS No. 141R) and U.S. SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements - an amendment of ARB No. 51” (U.S. SFAS No. 160).  U.S. SFAS No. 141R requires most of the assets acquired and liabilities assumed in the business combination to be measured at fair value, as of the acquisition date.  In addition, the net assets of non-controlling interest’s share of the acquired subsidiaries should be recognized at fair value.  U.S. SFAS No. 160 requires the Company to include non-controlling interests as a separate component of shareholders’ equity, instead of a liability or temporary equity.  U.S. SFAS No. 141R is effective for the Company for business combination consummated on or after January 1, 2009 and U.S.  SFAS No. 160 is effective for the Company beginning after January 1, 2009.  The Company is currently evaluating the effect that the adoption of U.S. SFAS No. 141R and SFAS No. 160 will have on its results of operation and financial position and is not yet in a position to determine such effect.

Offshore Group Investment Limited

(A Development Stage Limited Company)

Financial Statements as of March 31, 2008 (Unaudited)
and for the Three Months Ended March 31, 2008
(Unaudited)

OFFSHORE GROUP INVESTMENT LIMITED

(A Development Stage Limited Company)

BALANCE SHEET

MARCH 31, 2008 (Unaudited)

(In U.S. Dollars)

ASSETS

EQUIPMENT UNDER CONSTRUCTION (Notes 2, 3 and 7)
Construction in progress	$190,222,670

TOTAL	$190,222,670

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Other payables	$12,196

Total current liabilities	12,196

COMMITMENTS AND CONTINGENCIES (Note 7)

STOCKHOLDER’S EQUITY
Common stock (Note 4)	50,000
Additional paid-in capital (Note 6)	190,176,877
Deficit accumulated during the development stage	(16,403)

Total stockholder’s equity	190,210,474

TOTAL	$190,222,670

The accompanying notes are an integral part of the financial statements.

OFFSHORE GROUP INVESTMENT LIMITED

(A Development Stage Limited Company)

STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2008 (Unaudited)

(In U.S. Dollars)

	For the Three Months Ended March 31, 2008	For the Period From July 30, 2007 (Date of Incorporation) to March 31, 2008

OPERATING REVENUE	$—	$—

OPERATING COST	—	—

GROSS PROFIT	—	—

OPERATING EXPENSES	5,970	16,403

OPERATING LOSS	(5,970)	(16,403)

NONOPERATING INCOME AND GAINS	—	—

NONOPERATING EXPENSES AND LOSSES	—	—

NET LOSS	$(5,970)	$(16,403)

The accompanying notes are an integral part of the financial statements.

OFFSHORE GROUP INVESTMENT LIMITED

(A Development Stage Limited Company)

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY

THREE MONTHS ENDED MARCH 31, 2008 (Unaudited)

(In U.S. Dollars)

	Common Stock	Additional Paid-in Capital	Deficit Accumulated During the Development Stage	Total

BALANCE, JULY 30, 2007	$—	$—	$—	$—

Issuance of 50,000 shares- JULY 30, 2007	50,000	—	—	50,000

Capital contribution (Note 6)	—	189,865,763	—	189,865,763

Net loss in 2007	—	—	(10,433)	(10,433)

BALANCE, DECEMBER 31, 2007	50,000	189,865,763	(10,433)	189,905,330

Capital contribution (Note 6)	—	311,114	—	311,114

Net loss for the three months ended March 31, 2008	—	—	(5,970)	(5,970)

BALANCE, MARCH 31, 2008	$50,000	$190,176,877	$(16,403)	$190,210,474

The accompanying notes are an integral part of the financial statements.

OFFSHORE GROUP INVESTMENT LIMITED

(A Development Stage Limited Company)

STATEMENTS OF CASH FLOWS

THREE MONTHS ENDED MARCH 31, 2008 (Unaudited)

(In U.S. Dollars)

SUPPLEMENTAL SCHEDULE OF NONCASH OPERATING, INVESTING AND FINANCING ACTIVITIES

The accompanying financial statements have been prepared to present the Company’s financial position and results of operations as a stand-alone basis.  The capital transactions and expenditures were paid on behalf of the Company by the related parties and the Company maintains no bank accounts; therefore, there have been no operating, investing and financing cash flow activities during the period.  Please refer to note 6 for further discussion. The following table presents the information for noncash operating, investing and financing activities during the period.

	For the Three Months Ended March 31, 2008	For the Period From July 30, 2007 (Date of Incorporation) to March 31, 2008

Operating expenses	$(5,970)	$(16,403)
Capital expenditures for construction in progress	(309,050)	(190,222,670)
Increase in other payable	3,906	12,196
Issuance of common stock	—	50,000

Conversion of related party transactions deemed as capital contribution	$(311,114)	$(190,176,877)

The accompanying notes are an integral part of the financial statements.

OFFSHORE GROUP INVESTMENT LIMITED

(A Development Stage Limited Company)

NOTES TO FINANCIAL STATEMENTS

THREE MONTHS ENDED MARCH 31, 2008 (Unaudited)

(In U.S. Dollars)

1.                    ORGANIZATION AND OPERATIONS

Offshore Group Investment Limited (the “Company”) was incorporated in Cayman Islands in July 2007.  As of March 31, 2008, F3 Capital (a Cayman Islands company) owned 100% of the outstanding shares of the Company’s common stock.  F3 Capital sole business is acting as the parent holding company of the Company and is wholly-owned by Mr. Hsin-Chi Su.

As of March 31, 2008, the Company had 50,000 common shares authorized, issued and outstanding at $1 par value.  The principal business activities of the Company will be to operate a drilling rig and make investments in oil exploration industry.

The Company’s finances, and obligations and guarantees are being supported by F3 Capital, Bluesky Offshore Group Corp and Vantage Drilling Company (“Vantage Drilling”), after its acquisition of the Company.

2.                    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the Republic of China (“ROC”).  The preparation of financial statements in conformity with such principles requires management to make reasonable assumptions and estimates of matters that are inherently uncertain. The actual results may differ from management’s estimates. Significant accounting policies are summarized as follows:

Development Stage Company

As of March 31, 2008, The Company is devoting substantially all of its present efforts to the construction of four jack-up rigs and establishing its business.  Its planned principal operations have not commenced.  Accordingly, the Company is a development stage company as defined in accounting principles generally accepted in the United States of America (U.S. GAAP), Statement of Financial Accounting Standards (“SFAS”) No. 7 “Accounting and Reporting by Development Stage Enterprises.”  The Company may encounter problems, delays and expenses, many of which may be beyond The Company’s control.  These may include, but are not limited to, constructing the jack-up rigs, the competitive and regulatory environment in which the Company will operate, and costs and expenses that may exceed current estimates.  There can be no assurance that substantial delays in any of the foregoing matters would not delay the Company’s achievement of profitable operations.

Current and Noncurrent Assets and Liabilities

Current assets include assets to be realized, sold or consumed within one year from the balance sheet date.  All other assets such as equipment under construction and other assets are classified as noncurrent.  Current liabilities are obligations incurred for trading purposes or to be settled within one year from the balance sheet date.  All other liabilities are classified as noncurrent.

Equipment under Construction

New jack-up rigs classified under construction in progress include and will include progress payments and costs for the constructing, fabricating, equipping, outfitting, installing, testing, launching and delivering the rigs.

Costs incurred for rig construction are accumulated in construction in progress, with no depreciation recorded on the additions, until the month the rig is completed and is placed in service.  The Company intends to depreciate the jack-up rigs over 7 years as assets are place in service.  Service is currently anticipated to commence in middle 2009.

Income Tax

The Company, as a Cayman Islands company, is exempt from Cayman Islands income taxes and is not otherwise taxable, and consequently, no income tax provision has been made in the accompanying financial statements

3.                    EQUIPMENT UNDER CONSTRUCTION

As of March 31, 2008, the Company has entered into contracts with PPL Shipyard Pte Ltd. (“PPL”) to construct the four jack-up rigs.  The budgeted expenditures for the construction of the rigs are $726,900,000.

Construction in Progress
Period Ended March 31, 2008

Balance, beginning of period	$189,913,620
Additions	309,050

Balance, end of period	$190,222,670

Construction in progress as of March 31, 2008 consisted of $189,415,000 of milestone payments to PPL for construction of the four new jack-up rigs to PPL, and other capital expenditures aggregating $807,670 related to these projects.

4.                    COMMON STOCK

As of March 31, 2008, the Company’s authorized, issued and outstanding common stock amounted to $50,000, divided into 50,000 shares at US$1 par value.

5.                    DISCLOSURE FOR FINANCIAL INSTRUMENTS

a.              Fair values of financial instruments

	Three Month Ended March 31, 2008
	Carrying Value	Fair Value

Liabilities
Other payables	$12,196	$12,196

b.             Methods and assumptions used to estimate the fair values of financial instruments were as follows:

The fair value of short-term financial instruments was determined by the carrying amount on the balance sheet. Since the maturity date of such short-term financial instruments was near the balance sheet date, the carrying values of these short-term financial instruments were a reasonable basis for establishing the fair value.

c.              Financial risk

1)             Market risk

As of and for the period ended March 31, 2008, the Company held no investments in financial instruments, therefore, the Company is not subject to market risk.

2)             Credit risk

Credit risk represents the potential loss that would be incurred by the Company if the counter-parties or third-parties breached contracts. Financial instruments with positive values at the balance sheet date are evaluated for credit risk.  The counter-parties or third-parties to the foregoing financial instruments are reputable business organizations. Management believes its exposure to default by those parties is low.

3)             Liquidity risk

Prior to the acquisition, F3 Capital, the parent company of the Company and Bluesky Offshore Group Corp agreed to provide continued financial support for the Company.  See Note 8 for discussion of financial support after acquisition.  The Company believes that it can meet its cash needs in order to settle its financial liabilities.  Therefore, the liquidity risk is relatively low.

4)             Cash flow interest rate risk

The Company had no short-term or long-term loans from third parties. Therefore, cash flows are not expected to fluctuate significantly due to change in market interest rates.

6.                    RELATED-PARTY TRANSACTIONS

Names and relationship of related parties were as follows:

Related Party	Relationship with the Company

F3 Capital	Parent company before the acquisition on June 12, 2008.
Vantage Drilling Company	Parent company after the acquisition on June 12, 2008
Bluesky LNG Corporation	The chairman of the company is the same with F3 Capital.
Bluesky Offshore Group Corp	The chairman of the company is the same with F3 Capital.
TMT Co., Ltd.	The chairman of the company is the same with F3 Capital.
Mandarin Drilling Corporation	The chairman of the company is the same with F3 Capital.
Vantage Energy Services Inc.	The same parent company after the acquisition on June 12, 2008

Significant transactions with related parties were as follows:

Other Receivables- Related Party

March 31, 2008

Vantage Energy Service Inc.	$3,099,450

The aforementioned amount represents expenditures made by the Company’s related party on behalf of Vantage Energy Service Inc. (“Vantage Energy”) for the supervision services for rig construction, bid deposit for the rig, start-up expenses and payroll for Vantage Energy Singapore office employees. The amount is not collectible by the Company from Vantage Energy upon signing the share purchase agreement in August 2007 as discussed in note 8; therefore, such amount has been netted with “other payable to related party” at the time of the conversion of related party loans to equity.

Other Payables - Related Party

March 31, 2008

Bluesky Offshore Group Corp	$193,126,823
Bluesky LNG Corporation	135,751
F3 Capital	8,965
TMT Co., Ltd.	4,788

193,276,327
Less: other receivables - related party	(3,099,450)

Conversion of related party transactions deemed as capital contribution	$190,176,877

The aforementioned amounts were paid by related parties on behalf of the Company for construction expenditures and operating expenses.  Upon signing the share purchase agreement in August 2007 as discussed in note 8, the Company and the acquiror, Vantage Drilling, had no obligation to repay such amounts to these related parties; therefore, the net effect of the related party transactions was deemed as a capital contribution.

Other

TMT Co., Ltd. guaranteed to indemnify all losses, damages, costs and expenses in the event that the Company fails to do so until the expiration of the contracts and full performance of the Company’s obligations and responsibilities under the construction contracts of rigs.

7.       COMMITMENTS AND CONTINGENCIES

As of March 31, 2008, the Company had purchasing contracts to construct four jack-up rigs amounting to $537,485,000.  The contracts include payments based on the successful completion of defined milestones as follows:

Contract Payments	A	B	C	D
Down payment to be paid before or within a specific period of the date contract signed	10%	10%	10%	10%
Scheduled payments upon completion of specific milestones defined in the contract	70%	80%	80%	80%
Final payment on delivery	20%	10%	10%	10%

The Company may request changes in writing by altering, adding to or deducting from the work to be performed by PPL.  PPL may also propose in writing to the Company any change to the Contracts in PPL’s opinion that will improve the quality, efficiency, functionality, and design of the rigs, or accelerate the delivery dates but the Company has the option to approve or reject the proposals from PPL.

Construction on all four rigs had begun during 2007 and, according to the contracts, must be completed by December 31, 2009.  Further according to the contracts, during construction, the Company and PPL agreed to protect, indemnify each other and to hold the other party harmless against any claims, liabilities, damages, injuries arising by itself.  Until delivery and acceptance of the rigs, PPL shall indemnify and hold harmless the Company from any liabilities, claims, and fines required by public authorities with the removal of wrecks, pollution from the rigs or any devices provided by PPL.  The Company and PPL also clarified the definition and terms of default in the contracts.  In the event of default by the Company, the contract would be terminated with the provisions that all the payments made by the Company on account of the contract would not be refunded, and the parties shall have no other obligation or liability to each other.

On March 24, 2008, the Company signed a purchase agreement with Mandarin Drilling Corporation (“Mandarin”) to purchase an ultra-deepwater drillship at $676,000,000.  The purchase price is subject to adjustments of modifications and the payment, at the Company’s option, will either be made in cash and/or by the assumption of financing that Mandarin put in place for the commitment to Daewoo Shipbuilding & Marine Engineering Co., Ltd. (“DSME”), the subcontractor of Mandarin to construct the drillship.

According to the agreement, the Company shall pay the purchase price to Mandarin based on the following schedule: (1) an amount equal to 30% of the purchase price shall be paid on September 13, 2008, (2) an amount equal to the remaining 70% of the purchase price shall be paid immediately prior to or simultaneously with the delivery and the expected delivery date is on November 10, 2010.

In the event that the Company or Vantage Drilling, as the case may be, fails to pay the aforementioned 70% of the purchase price, the Company or Vantage Drilling shall be deemed to be in breach of the agreement.

Furthermore, Mandarin also granted the Company an option to purchase a second ultra-deepwater drillship at $695,000,000.  The option began on March 24, 2008 and will expire on November 30, 2008.  Assuming the Company exercises the option, the Company will be obligated to pay the purchase price of second drillship to Mandarin based on the following schedule: (1) an amount equal to 30% of the purchase price upon exercise of the option; (2) an amount equal to 10% of the purchase price in 6 months after the date of exercise of the option; (3) an amount equal to 10% of the purchase price in 12 months after the date of exercise of the option, (4) an amount equal to the remaining 50% of purchase price upon delivery.  If the Company fails to exercise the option on or before November 30, 2008, the Company or Vantage Drilling, as the case may be, will pay Mandarin the amount of $10,000,000.

8.                    SUBSEQUENT EVENT

On June 12, 2008, Vantage Drilling acquired all of the outstanding shares of the Company from F3 Capital for $331,000,000 consisting of the following:

a.              an aggregate of $275,000,000 Vantage Drilling Units (33,333,333 units), with each Unit consisting of one ordinary share and 0.75 warrants to purchase one ordinary share at an exercise price of $6.00 per share (such warrants are exercisable into an aggregate of 25,000,000 ordinary shares); and

b.             a promissory note in the amount of $56,000,000.

As part of the acquisition, Vantage Drilling will assume all obligations owed under the construction contracts and delivery of the four jack-up drilling rigs.

The purpose of the acquisition is to expand the market in which the jack-up rigs will operate, and leverage the expertise and contacts of Vantage Drilling.

9.                    ADDITIONAL DISCLOSURES REQUIRED BY U.S. GAAP

Recent Accounting Pronouncements

In December 2007, the FASB issued U.S. SFAS No. 141R, “Business Combination” (U.S. SFAS No. 141R) and U.S. SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements - an amendment of ARB No. 51” (U.S. SFAS No. 160).  U.S. SFAS No. 141R requires most of the assets acquired and liabilities assumed in the business combination to be measured at fair value, as of the acquisition date. In addition, the net assets of non-controlling interest’s share of the acquired subsidiaries should be recognized at fair value. U.S. SFAS No. 160 requires the Company to include non-controlling interests as a separate component of shareholders’ equity, instead of a liability or temporary equity.  U.S. SFAS No. 141R is effective for the Company for business combination consummated on or after January 1, 2009 and U.S. SFAS No. 160 is effective for the Company beginning after January 1, 2009.  The Company is currently evaluating the effect that the adoption of U.S. SFAS No. 141R and SFAS No. 160 will have on its results of operation and financial position and is not yet in a position to determine such effect.